                                  TL Lease Funding Corp. IV
                              TLFC IV Equipment Lease Trust 1996-1
                                      Monthly Statement
                           For the Collection Period ended 11/30/96
                                                                    NOTE
                                                  COLLECTION    DISTRIBUTION
                                                   ACCOUNT        ACCOUNT

Beginning Balance				                                  	$0.00
Deposit of Collections and Other Amounts

Collections during the Collection Period [4.7(b)]	5,428,716.85
Less: Collections to reimburse Servicer Advances 		       0.00
      [4.7(c)(i)]
Less: Collections from Repurchased Leases or 											  0.00
      Substituted Leases [4.7(c)(ii)]
Add: Servicer Advances [3.3]									              1,322,358.31
Add: Investment Earnings									                          0.00
Available Amount									                          6,751,075.16

Payments on Payment Date [4.8]

 (a) Unreimbursed Servicer Advances to the Servicer							0.00
     (when deemed by Servicer to be uncollectible)

 (b) Servicing Fee Arrearage to the Servicer									     0.00

 (c) Servicing Fee to the Servicer									         (125,342.14)

 (d) Class A Interest Arrearage									                  0.00           0.00
					to Holders of Class A Notes
 (e) Class A Interest Payment Amount									      (637,114.11)    637,114.11
					to Holders of Class A Notes
 (f) Class B Interest Arrearage									                  0.00           0.00
					to Holders of Class B Notes
 (g) Class B Interest Payment Amount									        (74,904.46)    74,904.46
				 to Holders of Class B Notes
 (h) Class A Principal Payment Amount									    (4,491,268.10)  4,491,268.10
					to Holders of Class A Notes
 (i) Class B Principal Payment Amount as follows:
     1) to Holders of Class A Notes to extent of           0.00          0.00
        Subordination Shortfall

     2) remainder to Holders of Class B Notes if           0.00          0.00
        Restricting Event exists

     3) remainder to Holders of Class B Notes if		  (475,300.63)   475,300.63
        no Restricting Event exists

 (j) Holders of Class B Notes if Restrcting Event exists   0.00         0.00

 (k) Holders of the Trust Certificate               (947,145.72)

 Subtotal                                           (6,751,075.16) 5,678,587.30

Distributions to Noteholders											                           (5,678,587.30)

Ending Balance											                                    0.00         0.00

                                   TL Lease Funding Corp. IV
                              TLFC IV Equipment Lease Trust 1996-1
                                       Monthly Statement
                             For the Collection Period ended 11/30/96

SUBORDINATION AMOUNT
	Aggregate Discounted Lease Balance 										               $146,766,362
	(on the last day of the Collection Period)
	Add:  Available Amount                    									            6,751,075
	Less: Outstanding Class A Principal Balance 										      (123,357,718)
	(after current Payment Date)
 Subordination Amount									                                $30,159,719

	Minimum Required Subordination Amount								                 $5,640,396

	Subordination Shortfall								                                        0

RESTRICTING EVENT CALCULATIONS

 (1) Average Aggregate Delinquencies-trailing 6 months								   	      0
     Average Aggregate Discounted Lease Balance -									    146,766,362
     Trailing 6 months

 Delinquency Ratio									                                          .00%

 Maximum Delinquency Ratio									                                 2.00%

 (2) Aggregate Discounted Lease Balance of Charged-off									    60,305
     Leases - trailing 6 months

 Annualized Net Charge-offs									                               120,609

 Average Aggregate Discounted Lease Balance -									         146,766,362
 Trailing 6 months

 Charge-off Ratio									                                           .08%

 Maximum Charge-off Ratio									                                  5.00%

 Restricting Event									                                          NO

SUBSTITUTION CALCULATIONS (SECTION 5.1)

 (1) Cumulative Discounted Lease Balance of Leases 									            $0
     substituted for Leases subject to Defaulted Leases

 Maximum ADLB of substituted Leases									                    $9,024,634
 (6% of ADLB at Closing Date)

 (2) Cumulative Discounted Lease Balance of Leases 									            $0
     Substituted for Leases subject to Warranty Event

 Maximum ADLB of substituted Leases									                    $7,520,529
 (5% of ADLB at Closing Date)

 (3) Cumulative Discounted Lease Balance of Leases 									            $0
     Substitituted for Leases

 Maximum ADLB of substituted Leases									                   $15,041,057
 (10% of ADLB at Closing Date)


 (4) Aggregate Discounted Lease Balance									              $146,766,362
     (on the last day of the Collection Period)
     Less: Outstanding Class A Principal Balance									    ($127,848,986)
 (on the last day of the Collection Period)
 Substitution Subordination Amount									                    $18,917,376

 Greater of:
 a) 15% of ADLB on the last day of the Collection              $22,014,954
    Period
 b) Minimum Required Subordination Amount									              $5,640,396

 If substitution subordination amount does not exceed the Greater of (a) and (b),there can be no substitutions for Early Termination
 Leases or Warranty Events

EARLY TERMINATION LEASES (Section 3.2(b))

Aggregate principal amount of all Leases which have 									     $456,041
 Become Early Termination Leases
Less: Cumulative Discounted Lease Balance of leases                     $0
 substituted for Early Termination Leases
Net Aggregate Discounted Lease Balance of Early Termination       $456,041
 Leases

Maximum Early Termination Leases                                $4,790,157
(3% of ADLRB at Cut-Off Date)

                                TL Lease Funding Corp. IV
                           TLFC IV Equipment Lease Trust 1996-1
                                    Monthly Statement
                          For the Collection Period ended 11/30/96

PAYMENTS ON CLASS A & B SECURITIES (PER $1,000 OF INITIAL PRINCIPAL BALANCE, PER PAGE 35 & 26 OF PROSPECTUS)

	CLASS A
	Principal Payment								                                      $35.1294777
	Interest Payment								                                        $4.9833333

	CLASS B
	Principal Payment								                                      $35.1113504
	Interest Payment								                                        $5.5333332

Remaining outstanding principal balance, Class A									      $964.8705223
(per $1,000 of initial principal balance)

Remaining outstanding principal balance, Class B									      $964.8886496
(per $1,000 of initial principal balance)

Class A Pool Factor									                                    96.4870522%
(remaining outstanding principal balance/initial
outstanding principal balance, after current payment)

Class B Pool Factor									                                    96.4888650%
(remaining outstanding principal balance/initial
outstanding principal balance, after current payment)

DISCOUNTED LEASE AND RESIDUAL DATA

ADLB on the last day of the Collection Period									        146,766,361.58
ADLRB on the last day of the Collection Period									       156,043,204.56

LOSS AND DELINQUENCY DATA

DLB of Defaulted Leases for the Collection Period									        $59,564.48
# of Defaulted Leases									                                             4

DLB of Early Termination Leases for the Collection Period								$456,040.77
# of Early Termination Leases									                                    40

DLB of Partial Early Termination Leases for the Collection Period      $0.00
# of Partial Early Termination Leases                                      0

DLB of Repurchased Leases for the Collection Period									           $0.00
# of Repurchased Leases									                                           0

DLB of delinquent Leases (90 days delinquent) 									                $0.00
for the Collection Period




                               TL Lease Funding Corp. IV
                         TLFC IV Equipment Lease Trust 1996-1
                                   Monthly Statement
                        For the Collection Period ended 11/30/96

                             					ADLB
                          					PER AR AGING	       	PERCENT

Current											            144,327,608            98.34%
31-60 Days Past Due											  2,365,749             1.61%
61-90 Days Past Due											     72,854              .05%
Over 90 Days Past Due											        0             0.00%
Total											             $146,766,211           100.00%


